SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      June 26, 2003

                     FISHER SCIENTIFIC INTERNATIONAL INC.
            (Exact name of registrant as specified in its charter)

           Delaware                       1-10920                02-0451017
 (State or Other Jurisdiction    (Commission File Number)      (IRS Employer
       of Incorporation)                                    Identification No.)

          One Liberty Lane, Hampton, New Hampshire                 03842
          (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code             (603) 926-5911



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Form 8-K
Fisher Scientific International Inc.
June 27, 2003




ITEM 5.  OTHER EVENTS.

      On June 26, 2003, Fisher Scientific International Inc. announced that, with the unanimous recommendation of the Perbio Science AB Board of Directors, it will make a cash offer for all of the outstanding shares of Perbio at a price of SEK 142.5 and certain warrants of Perbio at a price of SEK 93.5. The offer is subject to regulatory approvals and customary terms and conditions, including a minimum shareholder acceptance threshold of 90%. The offer is expected to close in the third quarter.

      The offer is not being made, directly or indirectly, in or into the United States of America or to any resident of the United States of America, and the offer may not be accepted in or from the United States of America.

      A copy of the press release issued by Fisher announcing the offer is attached as Exhibit 99 and is incorporated by reference herein in its entirety.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

      (c)   Exhibits.

            Exhibit 99 Fisher Scientific International Inc. Press Release issued June 26, 2003.







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Form 8-K
Fisher Scientific International Inc.
June 27, 2003



                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FISHER SCIENTIFIC INTERNATIONAL INC.
                                       By: /s/ Todd M. DuChene
                                          --------------------------------
                                          Name:  Todd M. DuChene
                                          Title: Vice President, General Counsel
                                                 and Secretary





June 27, 2003






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Form 8-K
Fisher Scientific International Inc.
June 27, 2003



                                  EXHIBIT LIST

Exhibit No.       Description

Exhibit 99 Fisher Scientific International Inc. Press Release issued June 26, 2003.













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